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                                                                    EXHIBIT 23.1


               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS




We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated February 22, 1999, in the Form S-3 Registration Statement and the related Prospectus of Thermadyne Holdings Corporation, to be filed with the Securities and Exchange Commission on or about April 13, 1999.



                                        /s/ ERNST & YOUNG LLP




Orange County, California
April 13, 1999